August 14, 2014 Transforming good science into great medicine for rare diseases Exhibit 99.1

Cautionary note regarding forward-looking statements: The following information contains forward-looking statements, including statements regarding our expectations regarding the timing of reporting results from our clinical studies of KRN23, rhGUS, triheptanoin (in LC-FAOD and Glut1 DS), and SA-ER; our expectations regarding the timing of commencing clinical studies with respect to KRN23 and rhGUS; the design of studies for our product candidates; the likelihood of regulatory approvals for our product candidates; the potential market opportunities for commercializing our product candidates; our expectations regarding the potential market size and the size of the patient populations for our product candidates, if approved for commercial use; and other similar statements. Any forward-looking statements made by us reflect our current views with respect to future events or to our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Accordingly, our actual results may materially differ from our current expectations, estimates, and projections. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation and represent our estimates and assumptions only as of the date of this presentation. As required by law, we assume no obligation to update these statements publicly, or to update the reasons actual results could differ materially from those anticipated in these statements, even if new information becomes available in the future. This presentation concerns drugs that are under preclinical and/or clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated. Ultragenyx, Ultragenyx Pharmaceutical, and our logo are our trademarks. Any other trademarks appearing in these slides are the property of their respective holders. Legal Warning

Ultragenyx Pharmaceutical Inc. A rare disease company by design Serious metabolic genetic disorders Five clinical stage programs Proven team with rare disease expertise Commercialization worldwide Well financed with $182M1 raised year-to-date 1Net proceeds

A Next-Generation Rare Disease Company Novel approaches to finding and developing products Open minds to undiscovered discoveries Drugs with clear mechanisms Risk-managed development strategies Creative solutions to rare disease challenges Capital efficient and rapid execution Development for rare diseases is different

Experienced Management Team Multiple rare disease product approvals Emil Kakkis, MD, PhD, CEO BioMarin (CMO) Tom Kassberg, CBO Proteolix, InterMune, Plexxikon, SUGEN, BMS Shalini Sharp, CFO Agenus, Elan, Goldman, McKinsey Sunil Agarwal, MD, CMO Roche/Genentech, MedImmune, Guilford, Kosan Steve Jungles, SVP Technical Ops BioMarin, Harvard Gene Therapy , Somatix, Baxter Cori Leonard, VP Regulatory Affairs BioMarin, Cerus, Boehringer Mannheim, Genentech Vimal Srivastava, VP Program Dev Janssen/Elan, Amgen, BioMarin, Wyeth John Ditton, VP Commercial Planning BioMarin, Merck/Dey, Diamics Michael Vellard, PhD, VP Research BioMarin, University Paris/Pasteur Javier San Martin, MD, VP Clin Dev Alder, Amgen, Lilly Tony Koutsoukos, PhD, VP Biometrics Allos/Spectrum, Amgen, Quintiles, FDA, NCI/NIH Michael Cohrs, VP Quality Medicines 360, Sunesis, Transcept, InterMune, Chiron Ali Skrinar, PhD, Sr. Dir. Clin Sciences Enobia, Genzyme, PwC, Andersen

ultragenyx pharmaceutical

Ultragenyx Pipeline

Developing multiple clinical-stage programs in parallel

Candidate	Description	Indication	Pre-clinical	Phase 1	Phase 1/2 or Phase 2	Phase 3 or Pivotal	Ultragenyx Commercial Rights
KRN23 (UX023)	Anti-FGF23 monoclonal antibody	XLH					▪ U.S. and Canada: Joint with KHK* (profit share) ▪ Mexico, Central & South America
rhGUS (UX003)	Enzyme replacement	MPS 7					▪ Worldwide
rhPPCA (UX004)	Enzyme replacement	Galactosialidosis					▪ Worldwide
Triheptanoin (UX007)	Substrate replacement	LC-FAOD					▪ Worldwide
Triheptanoin (UX007)	Substrate replacement	Glut1 DS					▪ Worldwide
SA-ER (UX001)	Substrate replacement	HIBM					▪ Worldwide (excluding Japan and certain other Asian territories)

*Kyowa Hakko Kirin

Biologic | Small Molecule

5

Phase 2 fully human monoclonal antibody against FGF23 (SC injection) KRN23 for X-Linked Hypophosphatemia* (XLH) *Also known as X-linked hypophosphatemic rickets or vitamin D-resistant rickets

KRN23 MAb Against FGF23 for XLH

Increases low serum phosphate, which causes bone disease

- **XLH Disease:** Excess FGF23* causes excess phosphate loss into urine leading to low serum phosphate and poor bone mineralization
- **Key symptoms:** Rickets/deformity, short stature, fractures/pain
- **Diagnosis:** Clinical presentation, x-ray, urine/blood tests
- **US prevalence:** Estimated 3,000 pediatric and 9,000 adult
- **Standard of care:** Oral phosphate + Vitamin D (nephrocalcinosis risk)

KRN23: Binds elevated FGF23, reducing excess urinary phosphate loss and increasing serum phosphate and Vitamin D levels

Clinical presentation of XLH Children (left) and Adults (right)

Bowing of legs



Fractures

*Fibroblast growth factor 23

7

KRN23 Increases Phosphate and Vitamin D

Phase 1 single-dose data presented at ASBMR* and in JCI**

Serum Pi (mg/dL)
SC administration



Placebo
0.1 mg/kg
0.3 mg/kg
0.6 mg/kg
1.0 mg/kg
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Baseline
8
15
22
29
36
43
50
Day

- *At 0.3 – 1 mg/kg, increase in serum Pi > placebo; $p < 0.05$
- Peak at day 8-15, persists ~6-8 weeks

1,25 (OH)2D (pg/mL)
SC administration



Placebo
0.1 mg/kg
0.3 mg/kg
0.6 mg/kg
1.0 mg/kg
250
200
150
100
50
0
Baseline
8
15
22
29
36
43
50
Day

- *At 0.3, 0.6 and 1 mg/kg, increase in 1,25(OH)2D > placebo; $p < 0.001$
- Peak: day 4, persists through day 15 (29 in 1 mg/kg group)

*American Society for Bone and Mineral Research, October 2013
Carpenter, et al, 2013; Randomized, double-blind, placebo-controlled, single dose in XLH adults (n=38); placebo or KRN23 via SC or IV administration at different dose levels
**Journal of Clinical Investigation 2014; 10.1172/JCI72829

8

ultragenyx pharmaceutical

Dose-Escalation Phase 1/2 Data at ENDO*

Sustained increase in serum phosphorus with repeat KRN23

- **Study design and conduct**
  - Open-label; 4 escalating doses (0.05 mg/kg to 0.6 mg/kg)
  - Monthly subcutaneous injection
  - 28 adult XLH patients enrolled
- **Biochemical results**
  - 60% increase in serum phosphorus from baseline after 4th dose
  - Mean peak serum phosphorus of 3.03 ± 0.42 mg/dL after 4th dose
  - 89% subjects reach low normal phosphorus range; 100% had an increase
  - Comparable increases observed in reabsorption of phosphate from the urine (TmP/GFR) and serum 1,25 Vit. D



Mean Serum Phosphorus over 4 Months
Serum Pi (mg/dL)
3.5
3
2.5
2
1.5
* * *
*
Baseline level
0
14
28
42
56
70
84
98
112
126
Time (day)

*ICE/ENDO; Imel, et al, 2014; The First Multi-Dose Trial of a Human Anti-FGF23 (Fibroblast Growth Factor 23) Antibody (KRN23) in Adults with X-Linked Hypophosphatemia (XLH)

9

Dose-Escalation Phase 1/2 Data at ENDO

Statistically significant increases in bone markers and QOL

- Increases in bone remodeling markers (P1NP, osteocalcin) support impact of improved phosphate metabolism on bone remodeling
- Increases in certain QOL measures* in SF-36 & WOMAC physical functioning
- To be evaluated in future controlled studies
- Safety
  - No significant changes in parathyroid hormone or calcium or SAEs related to calcification
  - Common AEs: nasopharyngitis, joint pain, diarrhea, back pain, restless legs syndrome
  - One discontinuation due to injection site reaction
  - No anti-KRN23 antibodies observed
- Data from 12 additional doses to be presented at ASBMR in September 2014

Bone Markers



A
*
P1NP (ng/mL)
190
170
150
130
110
90
70
50
0 14 28 42 56 70 84 98 112 126
Time (day)



B
*
Osteocalcin (ng/mL)
100
80
60
40
20
0
0 14 28 42 56 70 84 98 112 126
Time (day)

*SF-36v2 role limitations due to physical health, bodily pain, and physical component summary; WOMAC physical functioning and stiffness

10

KRN23 Development Status and Plan Focus on pediatric population with maximum need Complete Phase 2 pediatric study initiated in July 2014 Establish dose range/regimen, preliminary efficacy, and safety Evaluate changes in baseline bone disease/clinical measures Expect 30 prepubertal patients, age 5-12 Design and conduct Phase 3 pediatric study Conduct parallel adult Phase 2b study

Phase 1/2 enzyme replacement therapy (IV infusion) Recombinant Human b-glucuronidase (rhGUS) for Mucopolysaccharidosis 7 (MPS 7): Sly Syndrome

rhGUS ERT in MPS 7: Sly Syndrome Disease and ERT treatment similar to MPS I, II, IVA & VI MPS 7 Disease: Deficiency of lysosomal enzyme b-glucuronidase leads to storage of glycosaminoglycans (GAG) Key symptoms/prognosis Large liver/spleen, airway/pulmonary disease, joint stiffness, etc. Death: teens-30s; hydrops* < 1 year Diagnosis: Via leukocyte enzyme assays Market: ~200 patients in developed world Treatment: No approved drug therapy rhGUS: Replaces deficient enzyme to clear GAG accumulation *The most severe form of the disease can uniquely present at birth with non-immune hydrops fetalis, a very severe neonatal condition in which the child retains an enormous amount of fluid throughout the body ultragenyx pharmaceutical

Single-Patient eIND Data at LDN World*

12 year old patient with recent pulmonary decline

- **Patient treated under emergency IND (eIND)**
  - Sponsored by Steven and Alexandra Cohen Children's Medical Center
- **Symptoms**
  - Large liver/spleen, hearing loss, heart valve abnormalities, fatigue
  - Recent worsening pulmonary status and ventilator dependence
- **After 14 weeks of treatment**
  - Reduction in liver and spleen size
  - Reduction in urine GAG of 50%
  - Improvement in pulmonary function
  - Improved stamina and increased time in school
  - No infusion-associated reactions

TIME	LIVER	SPLEEN
PRE	~2 cm below umbilicus	Tip in groin
2 wks	~1 cm above umbilicus	At umbilicus
8 wks	~1 cm above umbilicus	At umbilicus
12 wks	Above umbilicus	Above umbilicus



Percent reduction
Urinary GAG Levels Post-ERT
% of baseline
100
80
60
40
20
0
0
2
4
6
8
10
12
Weeks of ERT

*10th Annual Lysosomal Disease Network World Symposium, February 2014
Fox JE, Volpe L, Bullaro J, Kakkis ED, Sly WS, 2014.; Recombinant Human Beta-Glucuronidase Enzyme Replacement Therapy for Mucopolysaccharidosis Type VII: Report of the First Patient Treated

14

rhGUS Phase 1/2 Study Interim Results Trial initiated December 2013; 6-12 week data in first 2 subjects Extension Study Screening 12 Week Interim 36 Week Primary Analysis Urinary Chondroitin/Dermatan Sulfate (NREs) Rapidly Decline on Therapy No SAEs up to 12 wks of treatment No IARs in total 13 infusions Safety Observations To Date Liver excess size in 111-201 patient reduced 46.5% by ultrasound 4.46% of body weight to 3.81% Normal is 3.13% Reduction in Hepatomegaly in 1st Subject

rhGUS Clinical Program Status Continue Phase 1/2 study At 12 weeks assess PK/efficacy/safety Dose titration for dose-response after 12 weeks Decide timing for progression into Phase 3 Phase 3 blind-start design with uGAG primary endpoint Agreed N=12 and uGAG primary endpoint with EMA Start of Phase 3 study expected in US in 2014 Once dose/regimen/safety confirmed in Phase 1/2 Phase 3 study planning underway, protocol completed Plan to consult with FDA regarding US pathway

Phase 2 substrate replacement therapy (oral liquid) Triheptanoin for Long-Chain Fatty Acid Oxidation Disorders* (LC-FAOD) *Includes VLCAD, LCHAD, CPT-I, CPT-II, TFP, CACT

Triheptanoin for LC-FAOD

Triglyceride of C7: alternative energy source to long-chain fat

- **LC-FAOD disease mechanism**
  - Cannot convert fat into energy due to mitochondrial enzyme deficiency
  - Critical energy shortage during exercise, fasting, and illness
- **Key symptoms/prognosis**
  - Hypoglycemia, acute muscle rupture, heart failure
  - Reported mortality: ~50%*; a cause of SIDS
- **US prevalence**
  - Newborn screened
  - ~2,000 – 3,500
- **Standard of care**
  - Avoid fasting, high-carb/low-fat diet
  - Supplement with MCT oil**

Triheptanoin: Designed to bypass energy block and repair Krebs cycle



Fatty Acid
CPT-I
CACT
CPT-II
Fatty acyl CoA
TFP/LCHAD
VLCAD
Acetyl-CoA
Krebs cycle
Beta-oxidation Spiral

*J Inherit Metab Dis 2013;36:795-803 **Medium chain triglycerides

18

Multi-Symptom Improvement Historical studies of triheptanoin in LC-FAOD for up to 13 years # Symptomatic Patients* Symptoms Before triheptanoin** After triheptanoin Cardiac 10 1 Muscle rupture 36 15 Weakness/fatigue 44 10 Low blood sugar 24 1 Liver enlargement 26 2 Retinopathy 3 3 *n=48; CPT-I, CPT-II, CACT, VLCAD, LCHAD, TFP, SCAD **Patients on MCT oil and low-fat, high carb diet Roe and Mochel, 2006

______________________________________ 1 Excludes data for 4 infants dosed within first 6 months of life. 2 Excludes hospitalizations with unknown discharge dates. 3 Four infants were dosed within the first 6 months of life. 4 Includes only those patients with hypoglycemia events prior to treatment. 5 Includes only those patients with rhabdomyolysis events prior to treatment. Description Pre- treatment Post- treatment % Decrease n p value Mean total hospital days/year1,2 17.55 5.40 69% 15 0.0242 Mean total hospitalizations/year1 1.94 1.26 36% 16 0.1126 Mean infant total hospitalizations/year3 13.01 1.37 89% 4 0.0892 Mean hypoglycemia total hospital days/year1,2,4 8.42 0.18 98% 9 0.0257 Mean hypoglycemia events/year1,4 0.92 0.04 96% 9 0.0091 Mean rhabdomyolysis total hospital days/year1,5 5.94 2.16 64% 9 0.1224 Mean rhabdomyolysis events/year1,5 1.05 0.68 35% 11 0.4604 Mean peak creatine kinase (units) for rhabdomyolysis events1,5 85,855 25,797 68% 7 0.1279 Data presented at ICIEM September 2013 20 patients treated for up to 13 years 319 hospitalizations, 120 charts, 241 years Reduction in Major Medical Events Retrospective study data of 20 compassionate use patients

LC-FAOD Phase 2 Study Ongoing

Goal to determine endpoints and patient selection for Phase 3


Screening
Run-in (4 weeks)
Maintain Current Therapy
24 Week Treatment Period
Visits Q 4-6 weeks
54 Week Extension Period
Visits Q 12-18 weeks
Extension Study
Initiate triheptanoin
MCT oil discontinued if applicable
24 Week Primary Analysis #1 (Treatment Period)
78 Week Primary Analysis #2 (Extension Period)
Phase 3 planning if positive

- N = ~30 severe subjects, first patient enrolled in February 2014
- Dosed at 25-35% of daily caloric intake
- Evaluate exercise tolerance (cycle erg, 12MWT, muscle strength, event rate, CK, etc.), hypoglycemia, liver size, cardiac disease
- Interim data expected in 2015

21

Phase 2 substrate replacement therapy (oral liquid) Triheptanoin for Glucose Transporter Type 1 Deficiency Syndrome (Glut1 DS)

ultragenyx pharmaceutical

Triheptanoin for Glut1 DS

Alternative energy source for the brain

- **Glut1 DS mechanism:** Glucose transport defect causes brain energy deficiency
- **Key symptoms/prognosis**
  - Seizures
  - Developmental delay
  - Movement disorder
- **Diagnosis:** CSF, red cell, genetic tests
- **U.S. prevalence:** ~3,000 – 7,000
- **Standard of care:** Ketogenic diet (70-80% of calories in fat, <10% carbs) and anti-epileptic drugs

Triheptanoin: Triglyceride of C7 intended to bypass defective transport to provide alternate energy source

Deficiency of Glucose Transport


OUTSIDE OF CELL
1
Glucose binds to binding site open to outside
2
Transport protein shifts to alternative conformation
3
Glucose is released to the inside and protein returns to its original conformation
Glucose
INSIDE OF CELL
Glucose
Glucose Transporter (Glut1)

Less glucose uptake (red color) in Glut1 DS


A
D

Normal Glucose Uptake

Glut1 DS Glucose Uptake

Ann Neurol 2002;52:458–464

23

Glut1 DS Phase 2 Study Ongoing Study goal to evaluate potential reduction in seizure frequency Screening Baseline* (6 wks) 1:1 Randomization Randomized, Double-Blind, Placebo-Controlled Treatment Period (8 wks) Placebo Primary analysis at Week 8 evaluating seizure frequency in up to 50 pediatric subjects Open-Label Extension Period With Dose Exploration (44 wks) Triheptanoin *1-3 stable AEDs Triheptanoin (~35% of daily calories) Will also assess developmental delay, movement disorder, and safety 2 wks Titration

Phase 2 substrate replacement therapy (oral tablet) Sialic Acid Extended Release (SA-ER) for Hereditary Inclusion Body Myopathy (HIBM)* *Also known as distal myopathy with rimmed vacuoles (DMRV), Nonaka disease, GNE myopathy

GNE/MNK Enzyme Defective in HIBM SA-ER Substrate Replacement for HIBM Sialic acid deficiency leads to progressive muscle atrophy HIBM mechanism: Sialic acid deficiency caused by defect in the biosynthetic pathway Key symptoms/prognosis: Onset typically at 18-30 years old Loss of major muscle function ~10–20 years from diagnosis Diagnosis: Muscle biopsy/sequencing Prevalence: ~1,200–2,000 patients in developed world Standard of care: No approved therapy SA-ER: Designed to replace deficient sialic acid Replace

Randomized controlled study Placebo, 3g and 6g Cross-over of placebo to 3 or 6g at 24 weeks Biochemistry/PK Muscle strength/dynamometer Upper extremity composite Lower extremity composite Other clinical measures Patient-reported outcomes GNEM-FAS functional scale Safety and tolerability AEs and laboratory measures SA-ER: Positive Phase 2 Results at AAN* SA-ER stabilizes upper extremity muscle strength *American Academy of Neurology Annual Meeting; April 30, 2014

SA-ER: Phase 2 Results Presented at AAN

Upper extremity muscle strength preserved over 48 weeks on 6g

24 Week Analysis (Means)



Upper Extremity Composite
Kg
6g
*
* +2.33 kg (5.5%)
p = 0.040
PL
3g
WEEKS
Change from baseline
Lower Extremity Composite
+1.063 kg p=0.611
* p=NS
Kg
6g
*
3g
PL
WEEKS
Change from baseline
BL
6
12
18
24
32
40
48

48 Week Analysis (LS Means)



Upper Extremity Composite
Combined 6g
Kg
*
* +3.44 kg (8.5%)
p = 0.0033
Combined 3g
WEEKS
Change from baseline
BL
6
12
18
24
32
40
48

Upper Extremity Composite (UEC) Change

	6g vs Placebo (24 weeks)	Combined 6g vs Combined 3g (48 weeks)	Combined 6g vs Combined 3g (48 weeks)
Predefined subset	n/a	n/a	≥200M 6MWT at baseline
UEC Change	+2.33 kg (+5.5%)	+3.44 kg (+8.5%)	+4.69 kg (+9.6%)
P-value	0.040	0.0033	0.00055

28

Patient-Reported Data Consistent with UEC

Patient-Reported Outcomes Consistent with Preservation of Muscle Strength at 6g

FAS endpoints	Combined 6g vs. 3g groups[1]	P value (ANCOVA[2])	P value (GEE[3])
Total	**4.032**	**0.0859**	**0.020**
Mobility	1.772	0.0865	0.030
Upper Extremity	1.856	0.0955	0.050
Self Care	0.075	0.3971	0.30

[1]After 48-weeks
[2]ANCOVA = Analysis of covariance
[3]GEE = General Estimator Equation Statistical Model

Safety Results Indicate SA-ER Is Well-Tolerated

- No Serious Adverse Events occurred
- No dose-dependent treatment emergent Adverse Events (AEs) identified in the study
- Most common AEs:
  - Gastrointestinal-related
  - Procedural pain related to muscle biopsy

48 Week Conclusions

- Upper extremity composite (UEC) stabilized in 6g versus 3g dose or placebo
- FAS score supports muscle strength result
- Lower extremities showed similar pattern but not statistically significant; neither group showed decline
- SA-ER is well tolerated
- Higher dose under study, results expected in late 2014

29

Business Summary

Financial Overview Cash, cash equivalents, and short-term investments as of Q2 2014: $153.3 million Total operating loss for 1H 2014: $24.0 million Completed $60.2 million follow-on in July 20141 Expect existing cash to fund operations through 2016 with current operating plan No debt 1Net proceeds

2014 2015 H2 H1 H2 SA-ER rhGUS FAOD Glut1 Phase 1/2 KRN23 Phase 2 (Pediatric) Phase 2 Extension Phase 3 (TBD) Triheptanoin 2014 data points 2015 data points; timing TBD KRN23: Phase 1/2 Adult KRN23: Phase 2 Pediatric rhGUS: Phase 1/2 rhGUS: Phase 3 (TBD) Triheptanoin: Phase 2 FAOD Triheptanoin: Phase 2 Glut1 SA-ER: Phase 2 Extension Five Program Data Readouts in 2014-2015 Phase 2 Phase 1/2 Adult Data Phase 2b (Adult) Phase 3 (TBD) Interim Data Interim Data Phase 2 Interim Data

Investment Thesis for Ultragenyx A rare disease company by design Proven rare disease track record for development Efficiently transforming unrecognized science into effective rare disease products Deep and diversified product pipeline Rich set of value drivers in five programs A next-generation rare disease company

Appendix

Rapidly Building a Pipeline and the Company Company founded in 2010; IPO in February 2014 2013 2014 In-licensed from KHK Phase 1 adult data KRN23 rhGUS Triheptanoin SA-ER CTA filing Initiated Phase 1/2 FAOD IND filing FAOD retro data Glut1 IND filing Phase 2 24/48-wk data Initiated DMP IND amend./CTA filings Phase 1/2 adult data Initiated Ph. 2 pediatric Phase 1/2 data Initiate Phase 3* Initiated Phase 2 FAOD Initiated Phase 2 Glut1 Phase 2 extension data *If Phase 1/2 is positive 2010-2012 In-licensed from SLU Initiated dev. 2012 In-licensed 2010 IND Filed June 2011 Phase 1 initiated 2011 In-licensed from BRI

KRN23 Mechanism of Action XLH PATHOPHYSIOLOGY KRN23 MECHANISM OF ACTION

KRN23 Appears Safe and Well-Tolerated Phase 1 single-dose data presented at ASBMR and in JCI Carpenter, et al, IBID 2013 and 2014 No SAEs, deaths, or AEs leading to withdrawal AEs: KRN23 (82%) vs placebo (44%); most were mild Treatment emergent AEs: KRN23 (24/29) vs placebo (4/9). Most common were: SC: elevated serum amylase and back pain (17%) No maximum tolerated single-dose reached No anti-KRN23 antibodies detected No hypersensitivity/infusion reactions

rhGUS Treatment in MPS 7 Mouse Enzyme distribution, urine GAG, and tissue pathology Goal: To verify the enzyme uptake and activity of Ultragenyx’s rhGUS Design: 5 mice/group treated with 0 – 20 mg/kg UX003 IV weekly for 8 weeks Results: Dose-dependent enzyme uptake in wide array of tissues (not shown) Dose-dependent urine GAG reduction reaching 80% Clearance of storage in tissues Dose vs. Lysosomal Pathology Liver uGAG reduction (after 8 weeks rhGUS treatment)

Triheptanoin for LC-FAOD Synthetic triglyceride of C7 fatty acids X X X X X X Designed to improve Krebs cycle fat-to-energy conversion Appears to provide TWO substrates Can be converted to glucose unlike MCT

Mean Hospitalizations/Year: 36% reduction(1) Reduction in Hospital Utilization Protocol-driven retrospective study of compassionate use patients (1)Excludes 4 infants dosed within 6 months of life (2)Excludes hospitalizations w/unknown discharge dates Mean Hospital Days/Year: 69% reduction(1)(2)

Triheptanoin Mechanism in Glut1 DS Brain energy substrate replacement Glucose Decreased Glucose Uptake Glucose

License and Collaboration with KHK Ultragenyx leads development with costs shared 50/50 Key Terms US and Canada Europe Latin America Commercialization Ultragenyx launches KHK books sales 50/50 profit share for 5 years then tiered revenue share Shared commercial activities over time KHK commercializes and books sales Ultragenyx commercializes and books sales Royalties After 5 years, tiered revenue share in mid to high 20% range to Ultragenyx after profit share period Up to 10% royalty to Ultragenyx Low single-digit royalty to KHK Commercial supply KHK supplies; price is double-digit percentage of net sales NA KHK supplies; price is double-digit percentage of net sales ultragenyx pharmaceutical

Key Licenses & Intellectual Property

Product	License	Intellectual Property/Royalties
KRN23 (XLH)	KHK	• Shared rights to US patents to generic and specific antibodies and use for the treatment of XLH (2022-2029)[1] • See summary of collaboration
rhGUS (MPS 7)	St. Louis University	• IP in progress • Low single-digit royalty
rhPPCA (Galactosialidosis)	St. Jude Children's Hospital	• IP in progress • <1% royalty
Triheptanoin (LC-FAOD)	Baylor Research Institute	• Composition and use in FAOD (2025)[1] • Mid-single digit royalty
Triheptanoin (Glut1 DS)	Baylor Research Institute	• Composition (2025)[1,2] • Mid-single digit royalty
SA-ER (HIBM)	Nobelpharma & HIBM Research Group	• Applications on PK, formulation, use of sialic acid or substrate replacement in HIBM (2028-2034)[1] • High single digit royalty (Nobelpharma) • <1% royalty (HIBM Research Group)

[1]Without patent term extension of up to five years
[2]Additional patent application related to triheptanoin use in seizures (2031) licensed from UniQuest and announced 8/5/14

43

Selected Quarterly Financial Information (Unaudited)